Exhibit 99.1

Execution Version
INCREMENTAL AMENDMENT No. 1, dated as of July 31, 2020 (this “Amendment”), to the Credit Agreement, dated as of May 12, 2017, by and among Maxlinear, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), MUFG BANK, LTD., as the administrative agent (the “Administrative Agent”), MUFG UNION BANK, N.A., as the collateral agent (the “Collateral Agent” and, together with the Administrative Agent, the “Agent”), in each case as successor to JPMORGAN CHASE BANK, N.A., as the predecessor administrative agent and collateral agent and the other parties thereto (as amended, restated, modified and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors, MUFG Union Bank, N.A. (“MUFG”), Wells Fargo Bank N.A. (“WFB”), Citizens Bank, N.A. (“Citizens”) and BMO Harris Bank N.A. (“BMO” and together with MUFG, WFB and Citizens, the “2020 Term A Lenders”, and each a “2020 Term A Lender”) the Administrative Agent and the Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower intends to acquire (the “2020 Acquisition”) certain assets and liabilities (collectively, the “2020 Acquired Business”) from Intel Corporation (“Intel”) and certain of Intel’s subsidiaries (together with Intel, the “Seller”) as set forth in, and pursuant to, that certain Asset Purchase Agreement, dated as of April 5, 2020, as further amended, supplemented or otherwise modified on or prior to the date hereof, by and among the Borrower, as buyer, MaxLinear Asia Singapore Private Limited, as buyer designee, and Intel (together with all schedules and exhibits thereto, the “2020 Acquisition Agreement”);
WHEREAS, in connection with the 2020 Acquisition, the Borrower has requested that the 2020 Term A Lenders provide “Incremental Term A Loans” to the Borrower pursuant to Section 2.17 of the Credit Agreement in an aggregate principal amount of $175,000,000 (such Incremental Term A Loans, the “2020 Term A Loans”), the proceeds of which, together with cash on the balance sheet of the Borrower and its subsidiaries, will be used (i) to finance the 2020 Acquisition and the related transactions, (ii) to pay fees and expenses in connection therewith (clauses (i) and (ii), collectively, the “2020 Acquisition Transactions”), and (iii) for general corporate purposes;
WHEREAS, each 2020 Term A Lender has agreed, subject to the terms and conditions set forth herein, to provide 2020 Term A Loans to the Borrower on the Amendment No. 1 Effective Date (as defined below) in the amount equal to its Incremental Term Loan Commitment set forth opposite its name on Schedule I hereto (such Incremental Term Loan Commitments, the “2020 Term A Loan Commitments”);
WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower, the Administrative Agent and each 2020 Term A Lender, without the consent of any other Lender, may enter into this Amendment to effectuate the incurrence by the Borrower of the 2020 Term A Loans; and
WHEREAS, MUFG and Wells Fargo Securities, LLC will act as joint lead arrangers and joint bookrunners in connection with this Amendment and the 2020 Term A Loans (in such capacities, the “2020 Term A Loan Arrangers” and, together with WFB, the “2020 Term A Loan Commitment Parties”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (the Credit Agreement as so amended, the “Amended Credit Agreement”).
Section 2.Representations and Warranties. Each Loan Party hereby represents and warrants that as of the Amendment No. 1 Effective Date:
(i)it has the requisite power and authority to enter into this Amendment;
(ii)the execution, delivery and performance by each Loan Party of this Amendment is within such Loan Party’s corporate or other organizational powers, as applicable, and has been duly authorized by all necessary corporate or other organizational, as applicable, and, if required, stockholder action. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iii)the execution, delivery and performance of this Amendment by each Loan Party will not violate the charter, by-laws or other organizational documents, as applicable, of any Loan Party; and
(iv)all other representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
Section 3.Conditions to Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied or waived by the Administrative Agent and the 2020 Term A Lenders:
(i)The Administrative Agent (or its counsel) shall have received executed signature pages hereto from each 2020 Term A Lender and each Loan Party.
(ii)The 2020 Acquisition shall have been, or shall be substantially concurrently with execution of this Amendment, consummated in all material respects in accordance with the terms of the 2020 Acquisition Agreement without giving effect to any consent or amendment, change or supplement or waiver of any provision thereof (including any change in the purchase price) that is materially adverse to the interests of the 2020 Term A Lenders or the 2020 Term A Loan Arrangers (in their capacities as such) without the prior written consent (not to be unreasonably withheld, delayed or conditioned) of the 2020 Term A Loan Arrangers; provided that (i) any reduction in the purchase price for the 2020 Acquisition set forth in the 2020 Acquisition Agreement shall not be deemed to be material and adverse to the interests of the 2020 Term A Lenders or the 2020 Term A Loan Arrangers (in their capacities as such) so long as such reduction is applied to reduce the 2020 Term A Loan Commitments on a dollar for dollar basis; (ii) any increase in the purchase price set forth in the 2020 Acquisition Agreement shall be deemed to be not material and adverse to the interests of the 2020 Term A Lenders or the 2020 Term A Loan Arrangers (in their capacities as such) so long as such purchase price increase is funded with cash on hand and/or proceeds of common equity of the Borrower; (iii) subject to paragraph (xii) below, any waiver by the Borrower of the condition(s) set forth in Section 8.2(f) of the 2020 Acquisition Agreement shall be deemed to be not materially adverse to the interests of the 2020 Term A Lenders or the 2020 Term A Loan Arrangers (in their capacities as such); and (iv) any amendment or modification of the definition of “Material Adverse Effect” in the 2020 Acquisition Agreement will be deemed to be materially adverse to the interests of the 2020 Term A Lenders or the 2020 Term A Loan Arrangers (in their capacities as such).
(iii)No Material Adverse Effect (as defined in the 2020 Acquisition Agreement) shall have occurred since April 5, 2020 and be continuing.
(iv)No Event of Default under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement shall be in existence immediately before or immediately after giving effect to the 2020 Acquisition Transactions (including the borrowing of the 2020 Term A Loans on the Amendment No. 1 Effective Date).
(v)Each of the representations made by the Seller with respect to the 2020 Acquired Business in the 2020 Acquisition Agreement as are material to the interests of the 2020 Term A Lenders, but only to the extent that the Borrower (or its Affiliate) has the right (taking into account any applicable notice and cure provisions) to terminate its (and/or its Affiliate’s) obligations under the 2020 Acquisition Agreement or decline to consummate the 2020 Acquisition (in each case, in accordance with the terms thereof) as a result of a breach of such representations in the 2020 Acquisition Agreement (to such extent, the “2020 Acquisition Agreement Representations”) shall be true and correct in all material respects (other than any 2020 Acquisition Agreement Representations that are qualified by materiality, material adverse effect or similar language, which representations shall be true and correct in all respects after giving effect to such qualification); provided, that to the extent any 2020 Acquisition Agreement Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, the definition thereof shall be the definition of “Material Adverse Effect” (as defined in the 2020 Acquisition Agreement) for purposes of the making or deemed making of such 2020 Acquisition Agreement Representation on or as of, the Amendment No. 1 Effective Date (or any date prior thereto).
(vi)Each of the representations and warranties made by the Loan Parties in clauses (i), (ii) and (iii) of Section 2 above and, in each case of the Credit Agreement, in Sections 3.01(i) (with respect to organizational existence of the Loan Parties only), 3.02 (with respect to entry into the Credit Documentation (as defined in the Amended and Restated Commitment Letter, dated as of July 28, 2020, among the Borrower and the 2020 Term A Loan Commitment Parties (the “Commitment Letter”)) only), 3.03(c) (with respect to the Credit Documentation (as defined in the Commitment Letter) only), 3.09, 3.14 (after giving effect to the 2020 Acquisition Transactions, the making of the 2020 Term A Loans on the Amendment No. 1 Effective Date and the application of the proceeds of such 2020 Term A Loans), 3.17 (with respect to the proceeds of the 2020 Term A Loans only), the first sentence of Section 3.19 (with respect to compliance with the USA PATRIOT Act only), the last sentence of Section 3.19 (with respect to the proceeds of the 2020 Term A Loans only) and Section 3.20 (it being understood that to the extent any security interest in Collateral (including the creation or perfection of any security interest) (other than any Collateral the security interest in which may be perfected by the filing of a UCC financing statement or the delivery of certificates, if any, evidencing equity interests of any subsidiary Guarantors that is part of the Collateral) is not perfected or provided on the Amendment No. 1 Effective Date after the Borrower’s use of commercially reasonable efforts to do so without undue burden or expense, the provision and perfection of such Collateral and security interest shall not constitute a condition precedent to the Amendment No. 1 Effective Date but shall be required to be perfected as provided in Section 5.11 of the Credit Agreement) (collectively, the “Specified Representations”), in each case, shall be true and correct in all material respects (other than any Specified Representations that are qualified by materiality, material adverse effect or similar language, which representations shall be true and correct in all respects after giving effect to such qualification).
(vii) The Administrative Agent and each 2020 Term A Lender shall have received a customary written opinion of Wilson Sonsini Goodrich & Rosati, P.C., special counsel for the Loan Parties. The Loan Parties hereby request such counsel to deliver such opinions.
(viii) The Administrative Agent and each 2020 Term A Lender shall have received (i) a solvency certificate dated the Amendment No. 1 Effective Date substantially in the form of Exhibit H to the Credit Agreement and signed by a Financial Officer confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Amendment and the making of the 2020 Term A Loans on the Amendment No. 1 Effective Date and (ii) a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that the conditions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3 have been satisfied.

(ix)The Administrative Agent and each 2020 Term A Lender shall have received a Borrowing Request for the 2020 Term A Loans substantially in the form of Exhibit B to the Credit Agreement.

(x)The Administrative Agent and each 2020 Term A Lender shall have received a copy of (i) the Organizational Documents of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing this Amendment, (iii) resolutions of the Board of Directors or similar governing body, as applicable, of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 1 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental

Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, as applicable.

(xi)The 2020 Term A Loan Arrangers shall have received:

(1)the audited consolidated balance sheets and related consolidated statements of operations, cash flows and shareholders’ equity of the Borrower for the three most recently completed fiscal years of the Borrower ended at least 90 days before the Amendment No. 1 Effective Date (the “Borrower Annual Financial Statements”); provided, however, that the 2020 Term A Lenders acknowledge receipt on behalf of the 2020 Term A Loan Arrangers of the Borrower Annual Financial Statements of the Borrower that were filed with the SEC on or prior to the date of the Commitment Letter.
(2)the unaudited consolidated balance sheets and related statements of operations and cash flows of the Borrower for each subsequent fiscal quarter (other than any fiscal fourth quarter) of the Borrower ended at least 45 days before the Amendment No. 1 Effective Date (the “Borrower Quarterly Financial Statements”); provided, however, that the 2020 Term A Lenders acknowledge receipt on behalf of the 2020 Term A Loan Arrangers of the Borrower Quarterly Financial Statements of the Borrower that were filed with the SEC on or prior to the date of the Commitment Letter.
(3)(i) a combined statement of assets acquired and liabilities assumed as of December 29, 2018 and December 28, 2019 and (ii) a combined statement of net revenues and direct expenses with respect to the Business (as defined in the Acquisition Agreement) for the twelve month periods ended December 29, 2018 and December 28, 2019 (such Financial Statements, the “Acquired Business Annual Financial Statements” and, together with the Borrower Annual Financial Statements, the “Annual Financial Statements”); provided, however, that the 2020 Term A Lenders acknowledge receipt on behalf of the 2020 Term A Loan Arrangers of the Acquired Business Annual Financial Statements.
(4)(i) a combined statement of assets acquired and liabilities assumed as of June 27, 2020 (unaudited), reflecting the Transferred Assets (as defined in the 2020 Acquisition Agreement) and Assumed Liabilities (as defined in the 2020 Acquisition Agreement) that would be required to be set forth on the balance sheet of a Person (as defined in the 2020 Acquisition Agreement) prepared in accordance with GAAP (as defined in the 2020 Acquisition Agreement) as of such date, if the Amendment No. 1 Effective Date had occurred on such date and the Transferred Assets (as defined in the 2020 Acquisition Agreement) had been transferred to, and the Assumed Liabilities (as defined in the 2020 Acquisition Agreement) had been assumed by, such Person (as defined in the 2020 Acquisition Agreement) on such date, and (ii) a combined statement of net revenues and direct expenses for the six months ended June 27, 2020 (unaudited) and the six months ended June 29, 2019 (unaudited) (each, an “Interim Period”), reflecting (a) the net revenues of the Business (as defined in the 2020 Acquisition Agreement) for such Interim Period and (b) the costs and expenses of Intel and its Subsidiaries (as defined in the 2020 Acquisition Agreement) directly attributable to the Business (as defined in the 2020 Acquisition Agreement) and the Business Products (as defined in the 2020 Acquisition Agreement) during the period presented, including cost of goods sold related to the Business (as defined in the 2020 Acquisition Agreement) and the Business Products (as defined in the 2020 Acquisition Agreement), sales, research and development and selling expenses incurred by Intel and its Subsidiaries (as defined in the 2020 Acquisition Agreement) during periods presented that are directly attributed to the Business Products (as defined in the 2020 Acquisition Agreement); provided, however, that such statement shall omit interest, income tax expenses and corporate overhead not otherwise allocated out at the division level to which it has been managed to, including, but not limited to, items such as accounting, treasury, tax, information technology, and legal and human resources that are managed by Intel and its Subsidiaries (as defined in the 2020 Acquisition Agreement) (the “Acquired Business Quarterly Financial Statements” and, together with the Borrower Quarterly Financial Statements, the “Quarterly Financial Statements”); and
(5)a pro forma balance sheet and related statement of operations of the Borrower and its subsidiaries (including the 2020 Acquired Business) as of and for the twelve-month period ending March 31, 2020, in each case after giving effect to the 2020 Acquisition Transactions (the “Pro Forma Financial Statements”), which need not comply with the requirements of Regulation S-X under the Securities Act of 1933, as amended, or include adjustments for purchase accounting or any reconciliation to generally accepted accounting principles in the United States; provided, however, that the 2020 Term A Lenders acknowledge receipt on behalf of the 2020 Term A Loan Arrangers of the Pro Forma Financial Statements.
(xii) To the extent received by the Borrower on or prior to the Closing Date (as defined in the Commitment Letter), the Borrower shall have delivered to the 2020 Term A Loan Arrangers the Audited Financial Statements and the Reviewed Interim Financial Statements (in each case as defined in the 2020 Acquisition Agreement); provided that, if the Audited Financial Statements and Reviewed Interim Financial Statements are not received by the Borrower on or prior to the Closing Date (as defined in the Commitment Letter), then the Borrower shall have no obligation to deliver such Audited Financial Statements or Reviewed Interim Financial Statements to the 2020 Term A Loan Arrangers prior to the Amendment No. 1 Effective Date and this clause (xii) shall not constitute a condition to the initial funding of the 2020 Term A Loans or the effectiveness of this Amendment.
(xiii)All fees due to the 2020 Term A Loan Arrangers and the 2020 Term A Lenders under the Commitment Letter and the Fee Letter (as defined in the Commitment Letter) to be paid on or prior to the Closing Date (as defined in the Commitment Letter), and all reasonable and documented out-of-pocket expenses to be paid or reimbursed under the Commitment Letter to the 2020 Term A Loan Commitment Parties on or prior to the Closing Date (as defined in the Commitment Letter) that have been invoiced at least 3 business days prior to the Amendment No. 1 Effective Date, shall have been paid, in each case, from the proceeds of the initial funding under the 2020 Term A Loans (which amounts may be offset against the proceeds of the 2020 Term A Loans).

(xiv)The Borrower and each of the Guarantors shall have provided the documentation and other information to the Administrative Agent and each 2020 Term A Loan Arranger that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the USA PATRIOT Act and information relating to beneficial ownership of the Borrower required by 31 C.F.R. § 1010.230, in each case, at least 3 business days prior to the Amendment No. 1 Effective Date to the extent such information has been reasonably requested in writing by the Administrative Agent or any 2020 Term A Loan Arranger at least 10 business days prior to the Amendment No. 1 Effective Date.

(xv) As of the Amendment No. 1 Effective Date, all documents and instruments required to create and perfect the Collateral Agent’s security interests in the Collateral shall have been executed and delivered by the Borrower and the Guarantors (or, where applicable, the Borrower and the Guarantors shall have authorized the filing of financing statements under the Uniform Commercial Code) and, if applicable, be in proper form for filing (it being understood that to the extent any security interest in Collateral (including the creation or perfection of any security interest) (other than any Collateral the security interest in which may be perfected by the filing of a UCC financing statement or the delivery of certificates, if any, evidencing equity interests of any subsidiary Guarantors that is part of the Collateral) is not perfected or provided on the Amendment No. 1 Effective Date after the Borrower’s use of commercially reasonable efforts to do so without undue burden or expense, the provision and perfection of such Collateral and security interest shall not constitute a condition precedent to the Amendment No. 1 Effective Date but shall be required to be perfected as provided in Section 5.11 of the Credit Agreement.

Section 4.Effect of Amendment.
(i)Each of parties hereto agrees that from and after the Amendment No. 1 Effective Date, (i) each 2020 Term A Lender shall be an “Incremental Term Loan Lender” and a “Term Loan Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents and perform all the obligations of, and have all the rights of, a Lender thereunder, (ii) the 2020 Term A Loan Commitment of each 2020 Term A Lender shall be a “Term Loan Commitment” for all purposes under the Amended Credit Agreement and the other Loan Documents, (iii) the 2020 Term A Loan Commitments and the 2020 Term A Loans thereunder shall constitute an “Incremental Term A Facility” and a “Facility” for all purposes under the Amended Credit Agreement and the other Loan Documents and (iv) the 2020 Term A Loans shall each be “Other Incremental Term Loans”, “Incremental Term A Loans” and “Term Loans”, representing a separate Class of Loans from the Initial Term B Loans, for all purposes under the Amended Credit Agreement and the other Loan Documents;
(ii)Except as expressly set forth herein (including Exhibit A hereto), this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute an Incremental Amendment and a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Credit Agreement or the other Loan Documents.

Section 5.Reaffirmation. Each of the Loan Parties hereby consents to the amendment of the Credit Agreement described in Section 1 of this Amendment and hereby confirms its respective obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such obligations, and the terms of each of the Loan Documents to which it is a party, except as expressly modified by this Amendment, are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect. Each of the Loan Parties hereby further confirms its respective prior pledges and grants of security interests under and subject to the Loan Documents to which it is a party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such prior guarantees, pledges, and grants of security interests are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment.  Each of the Loan Parties confirms, acknowledges and agrees that the 2020 Term A Lenders are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.  For the avoidance of doubt, each Loan Party hereby reaffirms the provisions of Section 2.1 of the Security Agreement and agrees that all references in the Security Agreement to the “Secured Obligations” shall include the 2020 Term A Loans.
Section 6.Applicable Law.
(a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTIONS ARISING THEREFROM (WHETHER IN CONTRACT OR TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b)ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE 2020 ACQUISITION TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL

SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
Section 7.WAIVER OF RIGHT TO TRIAL BY JURY.
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 8.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record (as defined in 15 USC §7006, as it may be amended from time to time) and may be executed using Electronic Signatures (as defined in 15 USC §7006, as it may be amended from time to time) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper counterpart to this Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart to this Amendment converted into another format, for transmission, delivery and/or retention.
Section 9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MAXLINEAR, INC.,
as Borrower

By:
Name:
Title:

MAXLINEAR COMMUNICATIONS, LLC,
as a Guarantor

By:
Name:
Title:

EXAR CORPORATION,
as a Guarantor

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

MUFG BANK, LTD.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

MUFG UNION BANK, N.A.,
as a 2020 Term A Lender

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

WELLS FARGO BANK, N.A.,
as a 2020 Term A Lender

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

CITIZENS BANK, N.A.,
as a 2020 Term A Lender

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

BMO HARRIS BANK, N.A.,
as a 2020 Term A Lender

By:
Name:
Title:

[Signature Page to MaxLinear Amendment No. 1]

Schedule I
2020 Term A Loan Commitments

2020 Term A Lenders	2020 Term A Loan Commitment
MUFG Union Bank, N.A.	$107,500,000.00
Wells Fargo Bank, N.A.	$37,500,000.00
Citizens Bank, N.A.	$20,000,000.00
BMO Harris Bank N.A.	$10,000,000.00
Total	$175,000,000.00